FOUNTAINHEAD
                                     KALEIDOSCOPE FUND

    [LOGO]                           -------------------------------------------

                                     FOUNTAINHEAD
                                     SPECIAL VALUE FUND


                                     PROSPECTUS


                                     SEPTEMBER 7, 2001







                                    These Funds seek long-term capital growth.

                                    These   Funds  do  not  incur   Rule   12b-1
                                    (distribution) fees.







                                    The Securities and Exchange Commission has not approved or disapproved either Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


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                                TABLE OF CONTENTS



SUMMARY........................................................................3


PERFORMANCE INFORMATION........................................................6


FEE TABLES.....................................................................8


MANAGEMENT....................................................................10


YOUR ACCOUNT..................................................................12


   General Information........................................................12


   Buying Shares..............................................................13


   Selling Shares.............................................................15



OTHER INFORMATION.............................................................18


FINANCIAL HIGHLIGHTS..........................................................19

                                    SUMMARY



[Margin callout: CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

PRICE/BOOK RATIO means the price of a stock divided by the company's book value per share.

PRICE/CASH FLOW RATIO means the price of a stock divided by cash flow per share.

PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.

PRICE/SALES RATIO means the price of a stock divided by the company's annual sales per share.]

                              INVESTMENT OBJECTIVE


FOUNTAINHEAD KALEIDOSCOPE FUND. The Fund  seeks long-term capital growth.

FOUNTAINHEAD SPECIAL VALUE FUND. The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

FOUNTAINHEAD KALEIDOSCOPE FUND. The Fund invests primarily in the common stocks of small size companies. Small size companies are those companies with market capitalizations of up to $1.8 billion at the time of purchase.

FOUNTAINHEAD SPECIAL VALUE FUND. The Fund invests primarily in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $700 million and $6.5 billion at the time of purchase.

THE ADVISER'S PROCESS -- PURCHASING PORTFOLIO SECURITIES. King Investment Advisors, Inc. (the "Adviser"), each Fund's Adviser, selects stocks that it believes are selling at attractive prices relative to their intrinsic value, based on the Adviser's "Business Valuation Approach." This highly disciplined approach seeks to identify attractive investment opportunities, uncovering securities often overlooked by other investors. The Adviser believes value can be found in different types of securities at different points in the economic cycle. Unlike a traditional value manager who buys solely low price/earnings, low price/book, low price/sales or low price/cash flow stocks, the Adviser may purchase some stocks that have traditionally been classified as growth stocks.

The "special value" buy criteria of the Business Valuation Approach consist of three elements. Each Fund may buy a stock if it is trading at a discount to:
  o Its private-market value (based on projected levels of cash flow, balance sheet characteristics, future earnings, and payments made for similar companies in past mergers and acquisitions);
  o Its five-year projected earnings growth rate (unlike many typical value managers who buy only low price/earnings or low price/book stocks); or
  o Its seven-year historical valuation (based on its price/earnings, price/ book, price/cash flow, or price/sales ratios).


                                                                               3


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The Adviser may purchase  stocks of companies  that are growing their  earnings, but is sensitive to the price it will pay for that growth.

While it is anticipated that each Fund will diversify its investments across a range of industries and sectors, certain industries are likely to be overweighted compared to others because the Adviser seeks the best investment values regardless of industry. The industries in which each Fund may be overweighted will vary at different points in the economic cycle.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic, political or other conditions, each Fund may assume a temporary defensive position by investing all or a portion of its assets in money market instruments, commercial paper, securities of other no-load mutual funds, or repurchase agreements. If a Fund invests in shares of another mutual fund, shareholders of the Fund will bear the advisory and other fees of both the Fund and the mutual fund in which it invests. During such times, a Fund may not be pursuing its investment objective.

Each Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment policies.

THE ADVISER'S PROCESS--SELLING PORTFOLIO SECURITIES. Each Fund may sell a stock if the Fund's Adviser believes:
  o  More attractive  alternatives are available.
  o  The company's underlying fundamentals have deteriorated.
  o  The stock has met the price target set by the Adviser.


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

GENERAL RISKS. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in a Fund or the Fund could underperform other investments. The principal risks of an investment in a Fund include:
  o  The stock market goes down.
  o The stock market does not recognize the value of the stocks in the Fund's portfolio.
  o The Adviser's value-oriented approach may fail to produce the intended results.

SMALL AND MEDIUM COMPANY RISK. Because investing in small and medium companies may have more risk than investing in larger, more established companies, an investment in a Fund may have the following additional risks: o The earnings and prospects of smaller companies are more volatile than those of larger companies.
  o Smaller companies may experience higher failure rates than do larger companies.
  o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make their prices fall more in response to selling pressure than is the case with larger companies.
  o Smaller companies may have limited markets, product lines, or financial resources and may lack management experience.

For these and other reasons, the security prices of smaller capitalization companies may fluctuate more significantly than the security prices of large capitalization companies. The smaller the


4


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company,  the greater  effect these risks may have on that company's operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

COMPANY RISK. The value of a Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

SECTOR RISK. If a Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent a Fund is overweighted in the telecommunications sector, it will be affected by developments affecting that sector. The telecommunications sector is subject to changing government regulations that may limit profits and restrict services offered. Telecommunications companies also may be significantly affected by intense competition, and their products may be subject to rapid obsolescence.

PORTFOLIO TURNOVER RISK. Each Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect a Fund's performance. Each Fund's annual turnover rate is expected to be approximately 100%.

WHO MAY WANT TO INVEST IN THE FUNDS

A Fund may be appropriate for you if you:
  o  Are pursuing a long-term goal with a value investment  strategy;
  o  Are willing to accept price  fluctuations in your investment;
  o Are willing to tolerate the risks associated with common stock investments; and
  o Are willing to accept the greater market price fluctuations of smaller companies.

A Fund may NOT be appropriate for you if you:
  o Want an investment that pursues market trends or focuses only on particular sectors or industries;
  o  Need regular income or stability of principal; or
  o  Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE INFORMATION

The following charts illustrate the variability of each Fund's returns. Each chart and table provide some indication of the risks of investing in a Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

Prior to September 17, 2001, the Funds were series of AmeriPrime Funds (another mutual fund) and maintained substantially similar investment objectives and investment policies to that of the Funds. The AmeriPrime series were managed by the Adviser.hose. Each Fund's performance for periods before September 17, 2001, is that of the corresponding AmeriPrime series and reflects the expenses of the AmeriPrime series. The estimated net expenses of the Fund are expected to be the same as the net expenses of the corresponding AmeriPrime series.

PERFORMANCE   INFORMATION   REPRESENTS  ONLY  PAST   PERFORMANCE  AND  DOES  NOT
NECESSARILY INDICATE FUTURE RESULTS.

FOUNTAINHEAD KALEIDOSCOPE FUND

The following chart shows the annual total return for the only full calendar year that the Fund has operated. During the period shown, the highest return for a quarter was 7.13% (2nd quarter, 2000); and the lowest return was -4.52% (4th quarter, 2000).

[Edgar representation of Graph: 2000 - 0.11%]


     The calendar year-to-date total return as of June 30, 2001 was 8.66%.


The following table compares the Fund's average annual total return as of December 31, 2000 to the Russell 2000(R) Index.


                                   FOUNTAINHEAD                RUSSELL 2000(R)
                                   KALEIDOSCOPE FUND                 INDEX
YEAR(S)

1 Year                                  0.11%                       -3.02%
Since Inception (11/1/99)              31.91%                       11.55%


The Russell 2000(R) Index measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 2000(R) Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the performance of the Russell 2000(R) Index does not reflect the effect of expenses.

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


FOUNTAINHEAD SPECIAL VALUE FUND

The following chart shows the Fund's annual total return for each full calendar year that the Fund has operated. During the period shown, the highest return for a quarter was 52.13% (4th quarter, 1999) and the lowest return was -24.66% (3rd quarter, 1998).


[Edgar representation of Graph: 1997 =  36.65%, 1998 = - 3.55%,
                                1999 = 133.34%, 2000 = -15.71%]

    The calendar year-to-date total return as of June 30, 2001 was 7.60%.


The following table compares the Fund's average annual total return as of December 31, 2000 to the Russell Midcap(R) Index.


                                   FOUNTAINHEAD                RUSSELL MIDCAP(R)
YEAR(S)                          SPECIAL VALUE FUND                INDEX
1 Year                                -15.71%                       8.25%
Since Inception (12/31/96)             26.84%                      16.09%

The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000(R) Index. The Russell Midcap(R) Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures for the Fund, the performance of the Russell Midcap(R) Index does not reflect the effect of expenses.

                                   FEE TABLES



The following tables describe the various fees and expenses that you will bear if you invest in a Fund.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum Sales Charge (Load) Imposed on Purchases                         None
 Maximum Deferred Sales Charge (Load)                                     None
 Redemption Fee (as a percentage of amount redeemed,if applicable)(1)    1.00%

(1) If you redeem your shares within 180 days of purchase, you will be charged a 1.00% redemption fee. However, if you redeem your shares after the 180-day period, there is no redemption fee.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1) FOUNTAINHEAD KALEIDOSCOPE FUND
 Management Fees                                                        1.75%(2)
 Distribution (12b-1) Fees                                               None
 Other Expenses                                                         0.00%
 TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.75%
 Fee Waiver and Expense Reimbursement (3)                               0.50%
 NET EXPENSES                                                           1.25%

 FOUNTAINHEAD SPECIAL VALUE FUND
 Management Fees                                                        0.90%
 Distribution (12b-1) Fees                                               None
 Other Expenses                                                         0.73%
 TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.63%
 Fee Waiver and Expense Reimbursement(3)                                0.13%
 NET EXPENSES                                                           1.50%


(1)  Based on  estimated  amounts for the Fund's fiscal year ending  October 31,
     2001.
(2)  Under  the  terms  of  the  Management  Agreement,   the  Adviser  provides
     investment advisory services to the Fund and is obligated to pay all expenses of the Fund except brokerage costs, commissions, certain compensation and expenses of the Trustees of Forum Funds and extraordinary and non-recurring expenses.
(3) The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2003.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that a Fund's total annual fund operating expenses and net expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                   FOUNTAINHEAD                 FOUNTAINHEAD
                                 KALEIDOSCOPE FUND           SPECIAL VALUE FUND

1 Year                               $  127                         $  153
3 Years                              $  503                         $  502
5 Years                              $  904                         $  874
10 Years                             $2,025                         $1,922

                                   MANAGEMENT

Each Fund is a series of the Trust, an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Each Fund's Adviser is King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898. The Adviser is currently a privately owned corporation controlled by Roger E. King. The Adviser has provided investment advisory and management services to clients since 1981. The Adviser provides value-oriented equity and balanced management for both taxable and tax-exempt clients, and currently manages approximately $1 billion in assets.

The Fountainhead Kaleidoscope Fund pays the Adviser a management fee at an annual rate of 1.75% of the Fund's average daily net assets. Under the terms of the Management Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except brokerage costs, commissions, certain compensation and expenses of the Trustees of Forum Funds (the "Trust") and extraordinary and non-recurring expenses.

The Fountainhead Special Value Fund pays the Adviser a management fee at an annual rate of 0.90% of the Fund's average daily net assets. Under the terms of the Management Agreement, the Adviser provides investment advisory services to the Fund and is not required to pay any Fund expenses.

PORTFOLIO MANAGER

ROGER E. KING is the founder of the Adviser and has served as its President since 1986 and its Chairman since 1993. Mr. King has been primarily responsible for the day-to-day management of the Fountainhead Kaleidoscope Fund since its inception on November 1, 1999 and the Fountainhead Special Value Fund since its inception on December 31, 1996.

OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to each Fund. As of June 30, 2001, Forum provided services to investment companies and collective investment funds with assets of approximately $98 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc.,is the distributor (principal under-writer) of each Fund. The distributor acts as the representative of the Trust in connection with the offering of each Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of each Fund's shares.

Forum Administrative Services, LLC ("FAdS") provides administrative services to each Fund; Forum Accounting Services, LLC is each Fund's fund accountant; Forum Shareholder Services, LLC (the "Transfer Agent") is each Fund's transfer agent; and Forum Trust, LLC is each Fund's custodian.

FUND EXPENSES

The Adviser pays most of the Fountainhead Kaleidoscope's operating expenses while the Fountainhead Special Value Fund pays for its own expenses. Each Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of each Fund. Any fee waiver or expense reimbursement increases investment performance of a Fund for the period during which the waiver or reimbursement is in effect.

The Adviser has contractually undertaken to waive a portion of its fees and reimburse expenses of the Fountainhead Kaleidoscope Fund in order to limit the Fund's total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.25% of the Fund's average daily net assets through February 29, 2003.

The Adviser has also contractually undertaken to waive a portion of its fees and reimburse expenses of the Fountainhead Special Value Fund in order to limit the Fund's total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expense) to 1.50% of the Fund's average daily net assets through February 29, 2003.

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[Margin callout: HOW TO CONTACT THE FUNDS

WRITE TO US AT:
     Fountainhead Funds
     P.O. Box 446
     Portland, Maine 04112

OVERNIGHT ADDRESS:
     Fountainhead Funds
     Two Portland Square
     Portland, Maine 04101

TELEPHONE US AT:
     (800) 868-9535 (toll free) or
     (207) 879-0001

E-MAIL US AT:
     fountainheadfunds@forum-financial.com

WIRE INVESTMENTS TO:
     Bankers Trust Company
     New York, New York
     ABA #021001033
     FOR CREDIT TO:
     Forum Shareholder Services, LLC
     Account # 01-465-547
     (Name of Fund)
     (Your Name)
     (Your Account Number)]


YOUR ACCOUNT

GENERAL INFORMATION

You may purchase or sell (redeem) each Fund's shares at the net asset value of a share ("NAV") minus any applicable redemption fee next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 13 through 17). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. Neither Fund can accept orders that request a particular day or price for the transaction or any other special conditions.

Neither Fund issues share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED. Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which the NAV is calculated may change in case of an emergency. Each Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting liabilities and then dividing the result (net assets) by the number of shares outstanding. Each Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, a Fund values securities at fair value pursuant to procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different from those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS. All investments must be in U.S. dollars and checks must be drawn on U.S. financial institutions.

         CHECKS. For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Fountainhead Funds" or to one or more owners of the account and endorsed to "Fountainhead Funds" For all other accounts, the check must be made payable on its face to "Fountainhead Funds." No other method of check payment is acceptable (for instance, you may not pay by traveler's check).

         ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks.

         WIRES. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                                     MINIMUM INITIAL          MINIMUM ADDITIONAL
                                       INVESTMENT                 INVESTMENT

Standard Accounts                        $5,000                      $1,000
Traditional and Roth IRA Accounts        $2,000                      $1,000

ACCOUNT REQUIREMENTS

                       TYPE OF ACCOUNT                                           REQUIREMENT

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT
ACCOUNTS                                                           o Instructions must be signed by all persons
Individual accounts are owned by one person,                         required to sign  exactly as their names
as are sole  proprietorship  accounts.                               appear on the account
Joint  accounts  can have two or more owners
(tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA,  UTMA)                        o Depending on state laws, you can set up a
These custodial accounts  provide a way to give                      custodial account under the UGMA or the
money to a child and obtain tax benefits                             UTMA
                                                                   o The custodian must sign instructions in
                                                                     a manner indicating custodial capacity
BUSINESS ENTITIES                                                  o Submit a Corporate/Organization Resolution
                                                                     form or similar document
TRUSTS                                                             o The trust must be established before an
                                                                     account can be opened
                                                                   o Provide a certified trust document, or
                                                                     the pages from the trust document, that
                                                                     identify the trustees



INVESTMENT PROCEDURES

                    HOW TO OPEN AN ACCOUNT                                    HOW TO ADD TO YOUR ACCOUNT

BY CHECK                                                              BY CHECK
o Call or write us for an account application                         o Fill out an investment slip from a
  (and Corporate/Organization Resolution form,                          confirmation or write us a letter
  if applicable)
o Complete the application (and resolution form)                      o Write your account number on your check
o Mail us your application (and resolution form)                      o Mail us the slip (or your letter) and the
  and a check                                                           check

BY WIRE                                                               BY WIRE
o Call or write us for an account application                         o Call to notify us of your incoming wire
  (and Corporate/Organization Resolution                              o Instruct your financial institution to wire your
  form, if applicable)                                                  money to us
o Complete the application (and resolution
  form)
o Call us to fax the completed application
  (and resolution form) and we will assign
  you an account number
o Mail us your original application (and
  resolution form)
o Instruct your financial institution to wire
  your money to us

BY ACH PAYMENT
o Call or write us for an account application
  (and Corporate/Organization Resolution
  form, if applicable)
o Complete the application (and resolution form)
o Call us to fax the completed application
  (and resolution form) and we will assign you an account number
o Mail us your original application (and resolution form)
o We can electronically debit your purchase proceeds from your selected account

LIMITATIONS ON PURCHASES. Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes purchase and exchange requests from any individual or group who, in a Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS. Each Fund accepts checks at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund processes redemption orders promptly. Under normal circumstances, a Fund will send redemption proceeds to you within a week. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o Prepare a written request including:
  o Your name(s) and signature(s)
  o Your account number
  o The Fund name
  o The dollar amount or number of shares you want to sell
  o How and where to send the  redemption  proceeds
o Obtain a signature  guarantee (if required)
o Obtain other  documentation  (if required)
o Mail us your request and  documentation

BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Make your request by telephone (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o Mail us your request (See "By Mail")

BY TELEPHONE
o Make your request by telephone (unless you declined telephone redemption privileges on your account application)
o Provide the following  information:
  o Your  account  number
  o Exact  name(s)  in which the account  is  registered
  o Additional form of identification
o Redemption proceeds will be:
  o Mailed to you OR
  o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

WIRE REDEMPTION PRIVILEGES. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and each Fund against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  o Written requests to redeem $100,000 or more
  o Changes to a shareholder's record name
  o Redemptions from an account for which the address or account registration has changed within the last 30 days
  o Sending redemption and distribution proceeds to any person, address or financial institution account not on record
  o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
  o Adding or changing wire instructions, telephone redemption or exchange options or any other election in connection with your account

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

REDEMPTION FEE. Each Fund assesses a redemption fee of 1.00% of the current net asset value of shares redeemed if the shares being sold were purchased within 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to a Fund to help offset transaction costs. To calculate redemption fees, each Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. For example, shares purchased on January 1 of any year will be subject to a 1.00% fee if they are redeemed before June 29 of that same year, and shares redeemed on or after June 29 of that same year will not be subject to any redemption fee. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

The redemption fee is waived for:
  o An account registered as either an Individual Retirement Account or a tax-qualified retirement plan on the books of a Fund's Transfer Agent or on the books of certain other third parties that are authorized agents of the Fund; and
  o Shares purchased with reinvested capital gains or dividend distributions.

If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with a Fund's Transfer Agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with each Fund to determine if the fee waiver is available.

SMALL ACCOUNTS. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND. Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

RETIREMENT ACCOUNTS

Each Fund offers IRA accounts, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.
                                                                              17

                               OTHER INFORMATION


DISTRIBUTIONS

Each Fund distributes its net investment income and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

Each Fund's distributions of net income (including short-term capital gains) are taxable to you as ordinary income. Each Fund's distributions of long-term capital gains are taxable to you as a long-term capital gain regardless of how long you have held your Fund shares. Each Fund expects that its distributions will consist primarily of both short-term and long-term capital gains. However, each Fund's Adviser will attempt to maximize the payout of long-term capital gains versus short-term capital gains. Distributions may be subject to certain state and local taxes.

If you buy shares of a Fund just before the Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares. The sale or exchange of Fund shares is a taxable transaction for income tax purposes.

A Fund will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. Neither Fund expects to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance. The financial information for periods before September 17, 2001 is that of the AmeriPrime Fund that reorganized into the Fund on September 17, 2001 Total return represents the rate an investor would have earned (or lost) on an investment in a Fund (assuming the reinvestment of all distributions). This information, except for the six-month period ended April 30, 2001, has been audited by McCurdy & Associates CPA's, Inc. Each Fund's financial statements are included in the Fund's Semi-Annual Report dated April 30, 2001, which is available upon request, without charge.

FOUNTAINHEAD KALEIDOSCOPE FUND

                                                                               SIX MONTHS                 YEAR ENDED
                                                                             ENDED APRIL 30,              OCTOBER 31,
                                                                                2001(1)                      2000


SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share                                             $14.49                     $10.00
                                                                                ------                     ------
Income from Investment Operations:
   Net investment income (loss)                                                  (0.05)                     (0.07)
   Net realized and unrealized gain (loss) on investments                        (0.24)                      4.56
                                                                                -------                    ------
Total from Investment Operations                                                 (0.29)                      4.49
                                                                                -------                    ------
Less Distributions:
   From net realized capital gain                                                (0.60)                      0.00
 Ending Net Asset Value Per Share                                               $13.60                     $14.49
                                                                                -------                     ------
OTHER INFORMATION
Ratios to Average Net Assets:
   Net expenses                                                                   1.28 %(2)                   1.25 %
   Gross expenses                                                                 1.81 %(2)                   1.86 %
   Net investment income (loss)                                                  (0.83)%(2)                 (0.49)%
Total Return                                                                     (1.47)%                    44.90 %
Portfolio Turnover Rate                                                             95 %                       196 %
Net Assets at End of Period (in thousands)                                      $2,941                     $2,728


(1)    Unaudited.
(2)    Annualized.

FOUNTAINHEAD SPECIAL VALUE FUND

                                                    SIX MONTHS                                                           PERIOD
                                                      ENDED                            YEAR ENDED                        ENDED
                                                     APRIL 30,                         OCTOBER 31,                     OCTOBER 31,
SELECTED DATA FOR A                                   2001(1)             2000            1999            1998          1997(2)
SINGLE SHARE

Beginning Net Asset
Value Per Share                                      $ 27.21            $ 22.86         $ 12.61         $ 13.35         $10.00
                                                     -------            -------         -------         -------         ------
Income from
Investment Operations

   Net investment
   income (loss)                                       (0.14)             (0.31)          (0.16)          (0.09)         (0.02)

   Net realized and
    unrealized gain (loss)                             (2.15)              5.70           10.41           (0.51)          3.37
                                                     -------            -------         -------         -------          ------
Total from Investment
Operations                                             (2.29)              5.39           10.25           (0.60)          3.35
                                                     -------            -------         -------         -------          ------
Less Distributions:
   From net realized
   capital gain                                        (4.13)             (1.04)           0.00           (0.14)          0.00
Ending Net Asset Value
Per Share                                            $ 20.79            $ 27.21         $ 22.86         $ 12.61         $13.35
                                                     -------            -------         -------         -------         ------
OTHER INFORMATION
Ratios to Average Net Assets:
     Net expenses                                       1.50 %(3)          1.42 %          1.25 %          1.20 %         0.97 %(3)
     Gross expenses                                     2.01 %(3)          2.03 %          2.50 %          2.76 %         8.25 %(3)
     Net investment
     income (loss)                                     (1.30)%(3)         (1.15)%         (0.95)%         (0.67)%        (0.16)%(3)
Total Return                                           (6.72)%            23.35 %         81.28 %         (4.53)%        33.50 %
Portfolio Turnover Rate                                  102 %              125 %           178 %           108 %          131 %
Net Assets at End of
Period (in thousands)                                 $24,931           $24,921         $14,068         $ 6,637         $2,629

(1)  Unaudited.
(2)  December 31, 1996 (commencement of operations) to October 31, 1997.
(3)  Annualized.

        FOR MORE INFORMATION


ANNUAL/SEMI-ANNUAL REPORTS

Additional information about each Fund's
investments is available in the Fund's annual and semi-annual reports to  shareholders.  In each Fund's annual report,
you will find a discussion of the market conditions and
investment strategies that significantly affected the
Fund's performance   during  its last fiscal year.

STATEMENT OF ADDITIONAL  INFORMATION ("SAI")                                      [LOGO]
The SAI provides more detailed information about each
Fund and is incorporated by reference into this
Prospectus.

CONTACTING THE FUNDS
You can get free copies of the annual/semi-annual reports and the SAI, request other information, and discuss your questions about each Fund by contacting the Fund at:

Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 868-9535 (toll free)
(207) 879-0001

SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov
                                                                                KING INVESTMENT ADVISORS, INC.
Fund information,  including the  annual/semi-annual
reports and the SAI, is  available on the SEC's  Web site
at www.sec.gov.]


         Investment Company Act File No. 811-3023